1 1 NASDAQ: QCOR NASDAQ: QCOR Exhibit 99.1 February 27, 2012 Citigroup

Safe Harbor Statement
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "believes,"
"continue," "could," "estimates," "expects," "growth," "may," "plans," "potential," "should," "substantial" or "will" or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and potential work in the area of Lupus, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our NS selling effort, and our reliance on key personnel; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Unforeseen business interruptions and security breaches;
Volatility in Questcor's monthly and quarterly Acthar shipments and end-user demand, as well as volatility in our stock price;
and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2011 as filed with the
Securities and Exchange Commission, or SEC, on February 22, 2012, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

A biopharmaceutical company whose
product, Acthar, helps patients with serious,
difficult-to-treat medical conditions
A biopharmaceutical company whose
product, Acthar, helps patients with serious,
difficult-to-treat medical conditions
Questcor

Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $226M** in cash, debt-free
• Profitable, cash flow positive, $226M** in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets*:
Key Markets*:
• Multiple Sclerosis, Nephrotic Syndrome, Infantile Spasms
• Several billion dollar market opportunity
• Multiple Sclerosis, Nephrotic Syndrome, Infantile Spasms
• Several billion dollar market opportunity
Strategy:
Strategy:
• Continue to grow Acthar sales in each key market
• Develop other on-label markets for Acthar
• Continue to grow Acthar sales in each key market
• Develop other on-label markets for Acthar
Financials:
Financials:
*In this presentation, the terms “Multiple Sclerosis,” “Nephrotic Syndrome” and “Infantile Spasms,” and their abbreviations, refer to the on-label indications for Acthar associated with such conditions. Investors should refer to the FDA approved Acthar label, which can be found at http://www.acthar.com/files/Acthar-PI.pdf . **As of 2/15/12
Questcor Overview

Questcor Strategy - Pursue Acthar Markets
Multiple Sclerosis (MS)
Multiple Sclerosis (MS)
Nephrotic Syndrome (NS)
Nephrotic Syndrome (NS)
Infantile Spasms (IS)
Infantile Spasms (IS)
Systemic Lupus Erythematosus
Systemic Lupus Erythematosus

Neurodegenerative disorder
Acute treatment for relapses
Neurodegenerative disorder
Acute treatment for relapses
Acthar and Multiple Sclerosis (MS)
Potential
target for
*Nickerson, et al (2011)
ACTHAR is approved for MS exacerbations, without reference to first line or second line use but is generally positioned as second line as a matter of marketing strategy. See http://www.acthar.com/files/Acthar-PI.pdf for details.

Notes: Historical trend information is not necessarily indicative of future results.  Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Yellow numbers in the  bars show the number of MS sales representatives making calls for the majority of the quarter.
Notes: Historical trend information is not necessarily indicative of future results.  Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Yellow numbers in the  bars show the number of MS sales representatives making calls for the majority of the quarter.
77 77 30 30 38 38
MS Scripts-Record of Consistent Growth
Paid Rxs

Monthly MS Scripts History
Notes: Historical trend information is not necessarily indicative of future results.  Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Notes: Historical trend information is not necessarily indicative of future results.  Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
15-30
reps
30-38
reps
38-77
reps

Acthar and Nephrotic Syndrome (NS)
•
Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD),
dialysis, transplant
•
Acthar is approved “to induce a diuresis or a
remission of proteinuria in the nephrotic syndrome
without uremia of the idiopathic type or that due to
lupus erythematosus”
•
Significant unmet need
– Few treatment options
– Goal of therapy is the significant reduction
of proteinuria
•
Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD),
dialysis, transplant
•
Acthar is approved “to induce a diuresis or a
remission of proteinuria in the nephrotic syndrome
without uremia of the idiopathic type or that due to
lupus erythematosus”
•
Significant unmet need
– Few treatment options
– Goal of therapy is the significant reduction
of proteinuria

Paid Rxs
Paid Rxs
5
Yellow numbers in the  bars show the number of NS sales
representatives making calls for the majority of the quarter. Q3 ‘11 included expansion and training of new sales people.
NS Scripts-Strong Q4 Growth
28
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.

•
FDA approval 10/15/10
•
Devastating, refractory form of childhood epilepsy
•
IS not responsive to standard anti-epileptic drugs
•
Unsuccessful treatment may leave infant with permanent
developmental disabilities
•
Considered a medical emergency
•
Ultra-rare orphan disorder
•
About half of IS patients receive Acthar via Acthar patient
support programs and Medicaid
•
FDA approval 10/15/10
•
Devastating, refractory form of childhood epilepsy
•
IS not responsive to standard anti-epileptic drugs
•
Unsuccessful treatment may leave infant with permanent
developmental disabilities
•
Considered a medical emergency
•
Ultra-rare orphan disorder
•
About half of IS patients receive Acthar via Acthar patient
support programs and Medicaid
Acthar and Infantile Spasms (IS)

•
Acthar currently used to treat 40-50% of IS patients
•
Targeting select institutions
•
Significant variability in quarterly Rxs
•
Q4-2011 paid Rxs above historic range
•
Acthar currently used to treat 40-50% of IS patients
•
Targeting select institutions
•
Significant variability in quarterly Rxs
•
Q4-2011 paid Rxs above historic range
IS Scripts-Higher numbers in H2 2011

•
High unmet need; difficult to treat
•
Serious health risk if unsuccessfully treated
•
Multiple on-label indications for Acthar
– Exacerbations
– Maintenance therapy
– Lupus nephritis
•
Large patient population
•
High unmet need; difficult to treat
•
Serious health risk if unsuccessfully treated
•
Multiple on-label indications for Acthar
– Exacerbations
– Maintenance therapy
– Lupus nephritis
•
Large patient population
Systemic Lupus Erythematosus (Lupus)

14 Profitable Profitable Debt Free Debt Free Cash Flow Positive Cash Flow Positive Financials

Q4 – 2011 Q4 – 2010
Net Sales ($M) $75.5 $29.3
Gross Margin 95% 94%
Operating Income ($M) $42.7 $10.8
Fully Diluted, GAAP EPS $0.48 $0.10
Q4-2011 Financial Results
• Fourth quarter vials shipped: 3,360
• Fourth quarter cash flow from operations: $31.4M
• Channel inventory estimated to be within historic range
• Medicaid reserves continue to appear adequate
• No shares repurchased
• Fourth quarter vials shipped: 3,360
• Fourth quarter cash flow from operations: $31.4M
• Channel inventory estimated to be within historic range
• Medicaid reserves continue to appear adequate
• No shares repurchased
Record Net Sales (up 158%) and Solid Earnings (EPS up 380%)
Record Net Sales (up 158%) and Solid Earnings (EPS up 380%)

2011 2010
Net Sales ($M) $218.2 $115.1
Gross Margin 94% 93%
Operating Income ($M) $113.1 $53.8
Fully Diluted, GAAP EPS $1.21 $0.54
2011 Financial Results
• Total vials shipped: 10,710
• Cash flow from operations: $85.6M
• Channel inventory estimated to be within historic range
• Medicaid reserves continue to appear adequate
• 884,300 shares repurchased
• Total vials shipped: 10,710
• Cash flow from operations: $85.6M
• Channel inventory estimated to be within historic range
• Medicaid reserves continue to appear adequate
• 884,300 shares repurchased
Record Net Sales (up 90%) and Solid Earnings (EPS up 124%)
Record Net Sales (up 90%) and Solid Earnings (EPS up 124%)

02/15/12
Cash / ST Investments $226M*
Accounts Receivable $44M
Questcor is Cash Flow Positive
Debt-free balance sheet
Debt-free balance sheet
*After return of $78 million of cash to shareholders through share repurchases.
*After return of $78 million of cash to shareholders through share repurchases.

•
2.2 Million Preferred share buyback
•
13.2 Common share buyback
•
$78 million returned to shareholders in stock buybacks
•
63.6 million shares currently outstanding
•
4.3 million shares remain on buyback authorization
•
2.2 Million Preferred share buyback
•
13.2 Common share buyback
•
$78 million returned to shareholders in stock buybacks
•
63.6 million shares currently outstanding
•
4.3 million shares remain on buyback authorization
Repurchased shares  significantly improved EPS
Repurchased shares  significantly improved EPS
Share Repurchases: 15 Million Shares

•
Operating expenses expected to be up in Q1-2012
20-25% over Q4-2011, increase again somewhat in
Q2-2012, then level out for the remainder of 2012
•
Paid Rxs January 2012 (estimated)
– MS: 338
– NS: 72
– IS: 48
•
Operating expenses expected to be up in Q1-2012
20-25% over Q4-2011, increase again somewhat in
Q2-2012, then level out for the remainder of 2012
•
Paid Rxs January 2012 (estimated)
– MS: 338
– NS: 72
– IS: 48
2012 Preliminary Information
Notes: Paid Rx information based on internal estimates. The table includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Notes: Paid Rx information based on internal estimates. The table includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.

How Does Acthar Work?
• Acthar treats autoimmune conditions across a variety of organ systems (CNS, kidney, etc.)
• Acthar appears to modulate the immune system and associated inflammatory response through binding to melanocortin receptors
• The primary melanocortin peptide (ACTH) in Acthar binds to all 5 melanocortin receptors (MCR1-5); other active peptides are in Acthar as well
– Indirect effect:  Acthar triggers the production of cortisol and other adrenal compounds through binding to MCR2 receptors
– Direct effect:  Acthar acts directly at the cellular level by binding to melanocortin receptors on immune cells and cells in the targeted tissues (e.g., kidney podocytes)
• All the active ingredients of Acthar have yet to be fully characterized and the mechanism of action and pharmacokinetic profile of Acthar are not fully known
• Acthar treats autoimmune conditions across a variety of organ systems (CNS, kidney, etc.)
• Acthar appears to modulate the immune system and associated inflammatory response through binding to melanocortin receptors
• The primary melanocortin peptide (ACTH) in Acthar binds to all 5 melanocortin receptors (MCR1-5); other active peptides are in Acthar as well
– Indirect effect:  Acthar triggers the production of cortisol and other adrenal compounds through binding to MCR2 receptors
– Direct effect:  Acthar acts directly at the cellular level by binding to melanocortin receptors on immune cells and cells in the targeted tissues (e.g., kidney podocytes)
• All the active ingredients of Acthar have yet to be fully characterized and the mechanism of action and pharmacokinetic profile of Acthar are not fully known

•
Difficult/impossible to reverse engineer ACTHAR
– Not well characterized
•
Complex pharmacology
– Not well characterized
•
Clinical trial(s) required
•
Difficult/impossible to reverse engineer ACTHAR
– Not well characterized
•
Complex pharmacology
– Not well characterized
•
Clinical trial(s) required
Biosimilar Pathway Difficult/Impossible

22 Market Rx Value Market Size MS $40-50K $1B+ NS $150-250K $1B+ IS $100-125K $100M Lupus Unknown Unknown Other Various Unknown Total $2B+ Acthar Market Opportunity

Market
Approximate
Annualized Net Sales
Run Rate*
Approximate
Annualized Level of
Business**
MS $145-160M $145-160M
NS $60-70M $100-110M
IS $40-50M $40-50M
NS Business Already Significant
Note: Figures do not represent actual net sales ranges for the quarter or year ended December 31, 2011
* Figures based on estimates of vials shipped to patients within each therapeutic area in the quarter, multiplied by 4.
** Figures represent Q4-2011 new paid prescriptions times estimated vials per script over treatment regimen, multiplied by 4.

Strategic Plan-
Focus on the Embedded Pipeline in Acthar
•
Expand NS promotion effort
•
Expand MS promotion effort
•
Maintain IS promotion effort
•
Develop pilot rheumatology promotion activity
•
Develop other markets for Acthar
Acthar is its own pipeline with many other on-label indications and many possible other therapeutic uses
Further define and develop the unique characteristics of Acthar
•
No unrelated business development efforts planned
•
Expand NS promotion effort
•
Expand MS promotion effort
•
Maintain IS promotion effort
•
Develop pilot rheumatology promotion activity
•
Develop other markets for Acthar
Acthar is its own pipeline with many other on-label indications and many possible other therapeutic uses
Further define and develop the unique characteristics of Acthar
•
No unrelated business development efforts planned

Possible Rheumatology
Possible Rheumatology
Sales Pilot
Sales Pilot
Neuro Hiring &
Neuro Hiring &
Training
Training
Neuro
Neuro
Sizing &
Sizing &
Alignment
Alignment
Neph Hiring &
Neph Hiring &
Training
Training
Neph Sizing &
Neph Sizing &
Alignment
Alignment
Sales Force Expansion-
Preliminary Outlook for 2012
Q1-12
Q1-12
Q2
Q2
Q3
Q3
Q4
Q4
Q1-13
Q1-13

Acthar has sustainable competitive
Acthar has sustainable competitive
advantages-without FDA approval risk
advantages-without FDA approval risk
Acthar is approved for 19 indications-many
Acthar is approved for 19 indications-many
in large markets with sizable unmet need
in large markets with sizable unmet need
Sales in MS and NS are growing rapidly,
Sales in MS and NS are growing rapidly,
yet market penetration is low
yet market penetration is low
Developing new vertical market -
Developing new vertical market -
Lupus
Lupus
High margins provide good
High margins provide good
operating leverage
operating leverage
Profitable, cash flow positive, no debt
Profitable, cash flow positive, no debt
Investment Highlights

27 27 February 27, 2012 Citigroup February 27, 2012 February 27, 2012 Citigroup Citigroup NASDAQ: QCOR NASDAQ: NASDAQ: QCOR QCOR

28 ACTH is a Melanocortin Peptide Derived from Pro-opiomelanocortin (POMC) in the Pituitary

MCR Prevalent Tissue/Cells with Receptor
MC1R
Podocytes
Renal Mesangial Cells
Endothelial Cells (Glomerular, Tubular, Vascular)
Tubular Epithelial Cells
Macrophages
Melanocytes
Immune/Inflammatory Cells
Kerantinocytes
CNS
MC2R
Adrenal Cortex (Steroidogenesis), Adipocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Affinity of Melanocortin Peptides and
Distribution of Receptor Subtypes

MCR Prevalent Tissue/Cells with Receptor
MC3R
CNS
Macrophages
MC4R
Podocytes
Renal Mesangial Cells (?)
Endothelial Cells (Glomerular, Tubular)
Tubular Epithelial Cells
CNS
MC5R
CNS
Exocrine Glands
Lymphocytes
Podocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Affinity of Melanocortin Peptides and
Distribution of Receptor Subtypes

31 MOA of Acthar in NS Adapted From Gong 2011 Acthar, Melanocortin Peptides Acthar, Melanocortin Peptides